UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): January 22, 2016

SLM Student Loan Trust 2005-5
(Exact name of issuer as specified in its charter)

Delaware	333-103545 333-103545-03	04-3480392
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

c/o Deutsche Bank Trust Company Americas 60 Wall Street, 60th Floor Mail Stop NYC60-2606 New York, New York 10005
(Address of principal executive offices)

Issuer's telephone number, including area code: (703) 984-5858

Not Applicable
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Exhibit Index appears on page 3

Item 8.01 Other Events

On January 12, 2016, Navient Solutions, Inc., in its capacity as administrator, furnished to the applicable remarketing agents a preliminary remarketing memorandum (the "Remarketing Memorandum") for distribution to certain qualified institutional buyers for purposes of remarketing the SLM Student Loan Trust 2005-5 Class A-5 Reset Rate Notes.  The Remarketing Memorandum is attached as an exhibit to this current report.

ITEM 9.01 Financial Statements, Pro Forma Financial Statements and Exhibits

(a)	Not applicable

(b)	Not applicable

(c)	Not applicable

(d)	Exhibits
99.1	Remarketing Memorandum for SLM Student Loan Trust 2005-5 dated January 12, 2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the issuing entity has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SLM STUDENT LOAN TRUST 2005-5
	By:	NAVIENT SOLUTIONS, INC., in its capacity as Administrator of the Trust

Dated: January 22, 2016	By:	/s/ Mark D. Rein
Name: Mark D. Rein
Title: Vice President

SLM STUDENT LOAN TRUST 2005-5

Form 8-K

CURRENT REPORT

INDEX TO EXHIBITS

Exhibit Number	Description

99.1	Remarketing Memorandum for SLM Student Loan Trust 2005-5 dated January 12, 2016.